                                                                    Exhibit 10.2

                         DIRECTOR RESIGNATION AGREEMENT

      This Director Resignation Agreement ("RESIGNATION AGREEMENT"), dated as of July 14, 2005, is among Glacier Bancorp, Inc., a Montana corporation ("GLACIER"), Thompson Falls Holding Co., a Montana corporation ("TFHC"), TFHC's subsidiary, First State Bank, a Montana corporation ("FSB") and the undersigned, each of whom is a director ("DIRECTOR") of THFC and/or FSB.

                                     RECITAL

      In connection with the Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, whereby, among other things, THFC will merge with and into Glacier and FSB will merge with and into Glacier's subsidiary, First Security Bank of Missoula (the "TRANSACTION"), each Director hereby agrees as follows:

                                    AGREEMENT

1. RESIGNATION. Each Director hereby tenders his or her resignation from the Boards of Directors of TFHC and/or First State Bank, as the case may be, effective only upon the closing of the Transaction.

2.    MISCELLANEOUS.

      a. Counterparts. This Resignation Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

      b. Governing Law. This Resignation Agreement will be deemed a contract made under, and for all purposes will be construed in accordance with, the laws of the State of Montana.

                             SIGNATURES ON NEXT PAGE

This Director Resignation Agreement is signed as of July 14, 2005.

GLACIER BANCORP, INC.                    THOMPSON FALLS HOLDING CO.

By       /s/ Michael J. Blodnick         By        /s/ Robert T. Baxter
   -----------------------------------      ------------------------------------
   Michael J. Blodnick                      Robert T. Baxter
   President & Chief Executive Officer      President & Chief Executive Officer

                                         FIRST STATE BANK

                                         By        /s/ Robert T. Baxter
                                            ------------------------------------
                                            Robert T. Baxter
                                            President & Chief Executive Officer

DIRECTORS:

/s/ Michael. R. Baxter                      /s/ Katherine Kovarik
--------------------------------------      ------------------------------------
Michael R. Baxter                           Katherine Kovarik

/s/ Robert T. Baxter                        //s Craig Rehm
--------------------------------------      ------------------------------------
Robert T. Baxter                            Craig Rehm

/s/ Robert Fletcher                         /s/ Daniel W. Whittenberg
--------------------------------------      ------------------------------------
Robert Fletcher                             Daniel W. Whittenberg

/s/ Kathryn Gregg                           /s/ Barbara Wooden
--------------------------------------      ------------------------------------
Kathryn Gregg                               Barbara Wooden

                                       2